UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2019

DECIPHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Smith Street Waltham, MA		02451
(Address of registrant’s principal executive office)		(Zip code)

(781) 209-6400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☑

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d) On December 4, 2019, the Board of Directors (the “Board”) of Deciphera Pharmaceuticals, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Ron Squarer to the Board, effective December 4, 2019. Mr. Squarer will serve as a Class I director of the Company, to hold office until the date of the annual meeting of stockholders following the year ending December 31, 2020 or until his earlier death, resignation or removal.

Pursuant to the Company’s Non-Employee Director Compensation Policy (the “Policy”), the Board granted Mr. Squarer an option to purchase 24,000 shares of the Company’s common stock at an exercise price equal to the closing market price per share of the Company’s common stock on the NASDAQ Stock Market on the date of grant. The options will vest in equal monthly installments over a three-year period, subject to Mr. Squarer’s continued service on the Board.

Mr. Squarer has entered into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.4 to Amendment No. 3 to the Company’s Registration Statement on Form S-1 filed on September 22, 2017.

There are no arrangements or understandings between Mr. Squarer and any other person pursuant to which Mr. Squarer was appointed as a member of the Board. There are no family relationships between Mr. Squarer, on the one hand, and any director, executive officer or any other person nominated or chosen by the Company to become a director or executive officer, on the other. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Squarer, on the one hand, and the Company, on the other.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2019	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
Steven L. Hoerter
President and Chief Executive Officer